UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Iterum Therapeutics plc

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Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on June 16, 2021 Your Vote Counts! ITERUM THERAPEUTICS PLC 2021 Annual General Meeting June 16, 2021 3:00 p.m., Irish time ITERUM THERAPEUTICS PLCBLOCK 2 FLOOR 3, HARCOURT CENTRE HARCOURT STREET DUBLIN 2, IRELAND D53291-P56801 You invested in ITERUM THERAPEUTICS PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To view the proxy materials and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by June 16, 2021 6:00 AM Irish time (1:00 AM ET) Visit www.ProxyVote.com Vote in Advance of the Meeting Vote by June 16, 2021 6:00 AM Irish time (1:00 AM ET) Visit www.ProxyVote.com Vote in Person at the Meeting* June 16, 2021 3:00 PM Irish time (10:00 AM ET) Block 2 Floor 3, Harcourt Centre Harcourt Street Dublin 2, Ireland *Please check the meeting materials for any special requirements for meeting attendance and for information on how to obtain directions to be able to attend the meeting. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect, by separate resolutions, the three nominees for Class III directors listed below, each to serve for a three-year term expiring at the 2024 annual general meeting of shareholders (Proposal No. 1): Nominees: 1a. Corey N. Fishman For 1b. Ronald M. Hunt For 1c. Michael W. Dunne For 2. To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan increasing by 15,000,000 to 19,437,298 the number of ordinary shares, par value $0.01 per share authorized for issuance under the plan (Proposal No. 2). For 3. To ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2021, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration (Proposal No. 3). For Note: If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in the proxy will vote in their discretion in accordance with applicable law or rule. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D53292-P56801